Significant information for the first half of 2026	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about business combination [abstract]
Significant information for the first half of 2026
B.1. Significant transactions for the first half of 2026
B.1.1. Acquisition of Dynavax Technologies Corporation
On February 10, 2026, Sanofi finalized the acquisition of Dynavax Technologies Corporation (Dynavax), a vaccines company with a marketed adult hepatitis B vaccine (HEPLISAV-B) and a differentiated shingles vaccine candidate. The acquisition augments Sanofi’s presence in adult immunization by bringing together Dynavax’s vaccines with Sanofi’s global scale, development capabilities and commercial reach.
Dynavax’s adult hepatitis B vaccine HEPLISAV-B is currently marketed in the United States and is differentiated by its two-dose regimen over one month, enabling high levels of seroprotection faster than other hepatitis B vaccines (which are given in three doses over six months).
The acquisition also includes Dynavax’s shingles vaccine candidate (Z-1018), which is currently in phase 1/2 clinical development, and additional vaccine pipeline projects.
The transaction involved a cash tender offer by Sanofi to acquire all outstanding shares of Dynavax for $15.50 per share in cash, reflecting a total equity value on a fully diluted basis of approximately $2.2 billion, including the subsequent reimbursement of the short-term debt for $0.3 billion.
The provisional purchase price allocation led to the recognition of €204 million of goodwill, determined as follows:

(€ million)	Fair value at acquisition date
Other intangible assets	1,150
Other current and non-current assets and liabilities	429
Cash and cash equivalents	169
Short-term debt	(249)
Deferred taxes, net	(132)
Net assets of Dynavax	1,367
Goodwill	204
Purchase price	1,571
“Other intangible assets” mainly comprise Dynavax’s marketed vaccine HEPLISAV-B.
Goodwill mainly represents the effects of expected future synergies and other benefits to be derived from the integration of Dynavax into the Sanofi group.
The goodwill generated on this acquisition does not give rise to any deduction for income tax purposes.
Dynavax's contributions to Biopharma segment net sales and business operating income (for a definition refer to Note B.21. “Segment Information”) since the acquisition date amount to €144 million and €89 million, respectively. Over the same period, Dynavax made a negative contribution of €63 million to consolidated net income, including amortization of intangible assets of €38 million; amortization and expenses arising from the impact of acquired inventories of €44 million; and restructuring costs and similar items of €63 million.
The impact of this acquisition, as reflected within the line item Acquisitions of consolidated undertakings and investments accounted for using the equity method in the consolidated statement of cash flows, is a net cash outflow of €1,403 million.
B.1.2. Proposed divestment of Medley, Sanofi’s Brazilian generics business
On March 6, 2026, Sanofi and EMS Group, a major pharmaceutical conglomerate in Brazil, announced the signing of a definitive agreement for the purchase and sale of 100% of Medley, one of Brazil’s leading generic drug brands.
With effect from that date, given that completion of the transaction is considered highly probable, all of the assets of Medley, and the liabilities directly associated with those assets (subsequently transferred to Medley Farmaceutica Ltda, a new legal entity formed on May 1, 2026, the equity interests in which will be divested), are presented in the consolidated balance sheet within the line items Assets held for sale and Liabilities related to assets held for sale, in accordance with IFRS 5 (Non-Current Assets Held for Sale and Discontinued Operations); they are the main component of those line items as of June 30, 2026.
Sanofi’s Brazilian generics business does not meet the definition of a discontinued operation under IFRS 5 (see Note B.7. to the consolidated financial statements for the year ended December 31, 2025), as a result of which the net income from this business is not presented separately in the income statement.
A net gain is expected upon closing of the transaction. Consequently, no impairment was recognized on the carrying amount of the net assets of Medley Farmaceutica Ltda as of the date of reclassification as held for sale.
The transaction is expected to close no earlier than the fourth quarter of 2026 subject to the fulfilment of customary closing conditions, primarily clearance from the Brazilian Antitrust Authority (Administrative Council for Economic Defense – CADE).